EXHIBIT 24.1

                               COOPERS & LYBRAND L.L.P


                          Consent of Independent Accountants


          We consent to the inclusion in this registration statement on Form S-8 (File No. __________) of our report, dated December 28, 1995, on our audit of the financial statements of Rent-Way, Inc.



                                        /s/ Coopers & Lybrand L.L.P.



          Cleveland, Ohio
          September 30, 1996